BLACKROCK FUNDS II
BlackRock Secured Credit Portfolio
(the “Fund”)

Supplement dated April 27, 2016 to
the Statement of Additional Information dated January 28, 2016

Effective immediately, C. Adrian Marshall, CFA, Mitchell Garfin, CFA and Carly Wilson are the portfolio managers of the Fund, and the following changes are made to the Fund’s Statement of Additional Information:

The first paragraph under the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

C. Adrian Marshall, CFA, Mitchell Garfin, CFA and Carly Wilson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The table under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
C. Adrian Marshall	6	23	15	0	4	0
	$5.02 Billion	$2.59 Billion	$2.09 Billion	$0	$1.21 Million	$0
Mitchell Garfin	11	12	22	0	0	4
	$22.98 Billion	$9.63 Billion	$8.79 Billion	$0	$0	$551.4 Million
Carly Wilson	6	24	10	0	4	0
	$5.02 Billion	$2.65 Billion	$1.39 Billion	$0	$1.21 Million	$0

The last sentence under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted and replaced with the following:

With respect to the portfolio managers, such benchmarks for the Fund and other accounts are as follows:

Portfolio Manager	Applicable Benchmarks
C. Adrian Marshall Carly Wilson Mitchell Garfin

A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

A combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

The last sentence under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted and replaced with the following:

Messrs. Garfin and Marshall have unvested long-term incentive awards.

The table under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
C. Adrian Marshall	$100,001 - $500,000
Mitchell Garfin	$10,001 - $50,000
Carly Wilson	None

The last two sentences under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Potential Material Conflicts of Interest” are deleted and replaced with the following:

It should also be noted that Messrs. Garfin and Marshall may be managing hedge fund and/or long only and/or long only accounts, subject to incentive fees. Messrs. Garfin and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-SECCR-0416SUP